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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                       AMENDMENT TO APPLICATION OR REPORT


Filed pursuant to Section 12,13 or 15(d)of the Securities Exchange Act of 1934



                            OXFORD AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



         Michigan                     333-32975              38-3262809
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)           Identification No.)



                            1250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (248) 577-1400



                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



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                                AMENDMENT NO. 2

         The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K dated December 5, 1997 as set forth in the pages attached hereto:



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




     (b)   Pro Forma Financial Information.

            Filed with this Amendment is certain corrected pro forma financial information.

The Form 8-K/A filed February 9, 1998, included an arithmetic error on the interest expense line for the Pro Forma Combined Statements of Operations for the year ended March 31, 1997 and six months ended September 30, 1997. Total combined pro forma interest should have been $14,055 and $6,564 respectively. The net income (loss) for the periods should have been $(11,056) for the year ended March 31, 1997 and $2,629 for the six months ended September 30, 1997.


The following table summarizes the corrected amounts, including the provision (benefit) for income taxes.

PROFORMA INCOME STATEMENT


                                                  Company                Howell               RPI Holdings        Pro Forma
                                                 Pro Forma             Pro Forma              Pro Forma           Combined
                                               --------------        --------------         --------------      --------------

                                                  Year Ended           Year Ended             Year Ended          Year Ended
                                               March 31, 1997        March 31, 1997         March 31, 1997      March 31, 1997
                                               --------------        --------------         --------------      --------------
Net Sales                                        $ 330,164             $ 91,543                $ 11,736          $ 433,443
Cost of Sales                                      312,144               85,795                  11,718            409,657
                                                 ---------             --------                --------          ---------
Gross Profit                                        18,020                5,748                      18             23,786
Selling, general and administrative
 expenses                                           20,122                4,582                     963             25,667
Provision for equipment impairment
 and non-recurring                                   5,247                    0                       0              5,247
                                                 ---------             --------                --------          ---------
Income (loss) from operations                       (7,349)               1,166                    (945)            (7,128)
Interest expense, net                               11,115                2,359                     581             14,055
Other income (expense)                               2,875                  399                      53              3,327
                                                 ---------             --------                --------          ---------
Income (loss) before income taxes                  (15,589)                (794)                 (1,473)           (17,856)
Provision (benefit) for income taxes                (5,817)                (416)                   (567)            (6,800)
                                                 ---------             --------                --------          ---------
Net income (loss)                                   (9,772)                (378)                   (906)         $ (11,056)
                                                 =========             ========                ========          =========
                                                  Company                Howell               RPI Holdings        Pro Forma
                                                 Pro Forma             Pro Forma              Pro Forma           Combined
                                               --------------        --------------         --------------      --------------

                                                 Six Months             Period               Six Months           Six Months
                                                  Ended              April 1, 1997 -           Ended                Ended
                                            September 30, 1997       August 13, 1997     September 30, 1997   September 30, 1997
                                            ------------------       --------------      ------------------   ------------------
Net Sales                                        $ 185,532             $ 34,329              $  6,938            $ 226,799
Cost of Sales                                      167,030               31,189                 8,015              206,234
                                                 ---------             --------              --------            ---------
Gross Profit                                        18,502                3,140                (1,077)              20,565
Selling, general and administrative
 expenses                                            8,007                1,651                   181                9,839
Provision for equipment impairment
 and non-recurring                                       0                    0                     0                    0
                                                 ---------             --------              --------            ---------
Income (loss) from operations                       10,495                1,489                (1,258)              10,726
Interest expense, net                                5,376                  858                   330                6,564
Other income (expense)                                 268                    0                   (22)                 246
                                                 ---------             --------              --------            ---------
Income (loss) before income taxes                    5,387                  631                (1,610)               4,408
Provision (benefit) for income taxes                 2,116                  269                  (606)               1,779
                                                 ---------             --------              --------            ---------
Net income (loss)                                    3,271                  362                (1,004)           $   2,629
                                                 =========             ========              ========            =========




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OXFORD AUTOMOTIVE, INC.


                                          /S/ DONALD C. CAMPION

                                          Donald C. Campion
                                          Senior Vice President and
                                          Chief Financial Officer

Dated:   March 20, 1998